IFRS 7 Disclosures	12 Months Ended
Dec. 31, 2021
Text block [abstract]
IFRS 7 Disclosures
Market Risk
Market risk is the risk of loss resulting from market price volatility, interest rate change, credit and swap spread changes, and adverse foreign exchange rate movements. Market price volatility primarily relates to changes in prices of publicly traded equities and alternative long-duration assets. The profitability of our insurance and annuity products, as well as the fees we earn in our investment management business, are subject to market risk.
Please read below for details on factors that could impact our level of market risk and the strategies used to manage this risk:
IFRS 7 Disclosures
Text and tables in this and the following section (“Market Risk Sensitivities and Market Risk Exposure Measures”) include disclosures on market and liquidity risk in accordance with IFRS 7, “Financial Instruments – Disclosures”, and discussions on how we measure risk and our objectives, policies and methodologies for managing them. Disclosures in accordance with IFRS 7 are identified by a vertical line in the left margin of each page. The identified text and tables represent an integral part of our audited annual Consolidated Financial Statements for the years ended December 31, 2021 and December 31, 2020. The fact that certain text and tables are considered an integral part of the Consolidated Financial Statements does not imply that the disclosures are of any greater importance than the sections not part of the disclosure. Accordingly, the “Risk Management and Risk Factors” disclosure should be read in its entirety.
Market Risk Management Strategy

Market risk management strategy is governed by the Global Asset Liability Committee which oversees the overall market and liquidity risk program. Our overall strategy to manage our market risks incorporates several component strategies, each targeted to manage one or more of the market risks arising from our businesses. At an enterprise level, these strategies are designed to manage our aggregate exposures to market risks against limits associated with earnings and capital volatility.

The following table outlines our key market risks and identifies the risk management strategies which contribute to managing these risks.

Risk Management Strategy	Key Market Risk
	Public Equity Risk	Interest Rate and Spread Risk	ALDA Risk	Foreign Exchange Risk	Liquidity Risk
Product design and pricing	✓	✓	✓	✓	✓
Variable annuity guarantee dynamic hedging	✓	✓		✓	✓
Macro equity risk hedging	✓			✓	✓
Asset liability management	✓	✓	✓	✓	✓
Foreign exchange management				✓	✓
Liquidity risk management					✓
Public Equity Risk
– To manage public equity risk from our insurance and annuity businesses, we primarily use a variable annuity guarantee dynamic hedging strategy which is complemented by a general macro equity risk hedging strategy, in addition to asset liability management strategies. Our strategies employed for variable annuity guarantee dynamic hedging and macro equity risk hedging expose the Company to additional risks. See “Risk Factors” below.
Interest Rate and Spread Risk
– To manage interest rate and spread risk, we primarily employ asset liability management strategies to manage the duration of our fixed income investments and execute interest rate hedges in our insurance segments and our Corporate and Other segments.
ALDA Risk
– We seek to limit concentration risk associated with ALDA performance by investing in a diversified basket of assets including commercial real estate, timber, farmland, private equities, infrastructure, and oil and gas assets. We further diversify risk by managing investments against established investment and risk limits.
Foreign Exchange Risk
– Our policy is to generally match the currency of our assets with the currency of the liabilities they support. Where assets and liabilities are not currency matched, we seek to hedge this exposure where appropriate to stabilize our capital positions and remain within our enterprise foreign exchange risk limits.
Liquidity Risk
– We are exposed to liquidity risk, which is the risk of not having access to sufficient funds or liquid assets to meet both expected and unexpected cash outflows and collateral demands in our operating and holding companies. In the operating companies, cash and collateral demands arise day-to-day
to fund policyholder benefits, withdrawals of customer deposit balances, reinsurance settlements, derivative instrument settlements/collateral pledging, expenses, and investment and hedging activities. Under stressed conditions, additional cash and collateral demands could arise primarily from changes to policyholder termination or policy renewal rates, withdrawals of customer deposit balances, borrowers renewing or extending their loans when they mature, derivative settlements or collateral demands, and reinsurance settlements.
Our liquidity risk management framework is designed to provide adequate liquidity to cover cash and collateral obligations as they come due, and to sustain and grow operations in both normal and stressed conditions. Refer to “Liquidity Risk Management Strategy” below for more information.

Product Design and Pricing Strategy

Our policies, standards, and guidelines with respect to product design and pricing are designed with the objective of aligning our product offerings with our risk-taking philosophy and risk appetite, and in particular, ensuring that incremental risk generated from new sales aligns with our strategic risk objectives and risk limits. The specific design features of our product offerings, including level of benefit guarantees, policyholder options, fund offerings and availability restrictions as well as our associated investment strategies, help to mitigate the level of underlying risk. We regularly review and modify key features within our product offerings, including premiums and fee charges with a goal of meeting profit targets and staying within risk limits. Certain of our general fund adjustable benefit products have minimum rate guarantees. The rate guarantees for any particular policy are set at the time the policy is issued and governed by insurance regulation in each jurisdiction where the products are sold. The contractual provisions allow crediting rates to be re-set
at
pre-established
intervals subject to the established minimum crediting rate guarantees. The Company may partially mitigate the interest rate exposure by setting new rates on new business and by adjusting rates on in-force
business where permitted. In addition, the Company partially mitigates this interest rate risk through its asset liability management process, product design elements, and crediting rate strategies. New product initiatives, new reinsurance arrangements and material insurance underwriting initiatives must be reviewed and approved by the CRO or key individuals within risk management functions.

Hedging Strategies for Variable Annuity and Other Equity Risks

The Company’s exposure to movement in public equity market values primarily arises from insurance liabilities related to variable annuity guarantees and general account public equity investments.

Dynamic hedging is the primary hedging strategy for variable annuity market risks. Dynamic hedging is employed for new variable annuity guarantees business when written or as soon as practical thereafter.

We seek to manage public equity risk arising from unhedged exposures in our insurance liabilities through our macro equity risk hedging strategy. We seek to manage interest rate risk arising from variable annuity business not dynamically hedged through our asset liability management strategy.

Variable Annuity Dynamic Hedging Strategy

The variable annuity dynamic hedging strategy is designed to hedge the sensitivity of variable annuity guarantee policy liabilities to fund performance (both public equity and bond funds) and interest rate movements. The objective of the variable annuity dynamic hedging strategy is to offset, as closely as possible, the change in the economic value of guarantees with the profit and loss from our hedge asset portfolio. The economic value of guarantees moves in close tandem, but not exactly, with our variable annuity guarantee policy liabilities, as it reflects best estimate liabilities and does not include any liability provisions for adverse deviations.

Our variable annuity hedging program uses a variety of exchange-traded and over-the-counter (“OTC”) derivative contracts to offset the change in value of variable annuity guarantees. The main derivative instruments used are equity index futures, government bond futures, currency futures, interest rate swaps, total return swaps, equity options and interest rate swaptions. The hedge instruments’ positions against policy liabilities are continuously monitored as market conditions change. As necessary, the hedge asset positions will be dynamically rebalanced in order to stay within established limits. We may also utilize other derivatives with the objective to improve hedge effectiveness opportunistically.

Our variable annuity guarantee dynamic hedging strategy is not designed to completely offset the sensitivity of policy liabilities to all risks associated with the guarantees embedded in these products. The profit (loss) on the hedge instruments will not completely offset the underlying losses (gains) related to the guarantee liabilities hedged because:

• Policyholder behaviour and mortality experience are not hedged;
• Provisions for adverse deviation in the policy liabilities are not hedged;
• A portion of interest rate risk is not hedged;
• Credit spreads may widen and actions might not be taken to adjust accordingly;
• Fund performance on a small portion of the underlying funds is not hedged due to lack of availability of effective exchange-traded hedge instruments;
• Performance of the underlying funds hedged may differ from the performance of the corresponding hedge instruments;
• Correlations between interest rates and equity markets could lead to unfavourable material impacts;
• Unfavourable hedge rebalancing costs can be incurred during periods of high volatility from equity markets, bond markets and/or interest rates. The impact is magnified when these impacts occur concurrently; and
• Not all other risks are hedged.

Macro Equity Risk Hedging Strategy

The objective of the macro equity risk hedging program is to maintain our overall earnings sensitivity to public equity market movements within our Board approved risk appetite limits. The macro equity risk hedging program is designed to hedge earnings sensitivity due to movements in public equity markets arising from all sources (outside of dynamically hedged exposures). Sources of equity market sensitivity addressed by the macro equity risk hedging program include:

•   Residual equity and currency exposure from variable annuity guarantees not dynamically hedged;
•   General fund equity holdings backing guaranteed, adjustable liabilities and variable universal life;
and
•   Unhedged provisions for adverse deviation related to variable annuity guarantees dynamically hedged.

Asset Liability Management Strategy

Our asset liability management strategy is designed to help ensure that the market risks embedded in our assets and liabilities held in the Company’s general fund are effectively managed and that risk exposures arising from these assets and liabilities are maintained within risk limits. The embedded market risks include risks related to the level and movement of interest rates and credit and swap spreads, public equity market performance, ALDA performance and foreign exchange rate movements.

General fund product liabilities are categorized into groups with similar characteristics in order to support them with a specific asset strategy. We seek to align the asset strategy for each group to the premium and benefit patterns, policyholder options and guarantees, and crediting rate strategies of the products they support. The strategies are set using portfolio analysis techniques intended to optimize returns, subject to considerations related to regulatory and economic capital requirements, and risk tolerances. They are designed to achieve broad diversification across asset classes and individual investment risks while being suitably aligned with the liabilities they support. The strategies encompass asset mix, quality rating, term profile, liquidity, currency and industry concentration targets.

Products which feature guaranteed liability cash flows (i.e. where the projected net flows are not materially dependent upon economic scenarios) are managed to a target return investment strategy. The products backed by this asset group include:

•
Accumulation annuities (other than annuities with pass-through features), which are primarily short-to-medium-term
obligations and offer interest rate guarantees for specified terms on single premiums. Withdrawals may or may not have market value adjustments;

•	Payout annuities, which have no surrender options and include predictable and very long-dated obligations; and
•	Insurance products, with recurring premiums extending many years in the future, and which also include a significant component of very long-dated obligations.
We seek to manage the assets backing these long-dated benefits to achieve a target return sufficient to support the obligations over their lifetime, subject to established risk tolerances and the impact of regulatory and economic capital requirements. Fixed income assets are managed to a benchmark developed to minimize interest rate risk against the liability cash flows. Utilizing ALDA and public equity investments provides a suitable match for long-duration liabilities that also enhances long-term investment returns and reduces aggregate risk through diversification.
For insurance and annuity products where significant pass-through features exist, a total return strategy approach is used, generally combining fixed income with ALDA plus public equity investments. ALDA and public equity may be included to enhance long-term investment returns and reduce aggregate risk through diversification. Target investment strategies are established using portfolio analysis techniques that seek to optimize long-term investment returns while considering the risks related to embedded product guarantees and policyholder withdrawal options, the impact of regulatory and economic capital requirements and considering management tolerances with respect to short-term income volatility and long-term tail risk exposure. For these pass-through products such as participating insurance and universal life insurance, the investment performance of assets supporting the liabilities will be largely passed through to policyholders as changes in the amounts of dividends declared or rates of interest credited, subject to embedded minimum guarantees. Shorter duration liabilities such as fixed deferred annuities do not incorporate ALDA plus public equity investments into their target asset mixes. Authority to manage our investment portfolios is delegated to investment professionals who manage to benchmarks derived from the target investment strategies established for each group, including interest rate risk tolerances.
Our asset liability management strategy incorporates a wide variety of risk measurement, risk mitigation and risk management, and hedging processes. The liabilities and risks to which the Company is exposed, however, cannot be completely matched or hedged due to both limitations on instruments available in investment markets and uncertainty of impact on liability cash flows from policyholder experience/behaviour.

Foreign Exchange Risk Management Strategy

Our policy is to generally match the currency of our assets with the currency of the liabilities they support. Where assets and liabilities are not currency matched, we seek to hedge this exposure where appropriate to stabilize our capital positions and remain within our enterprise foreign exchange risk limits.

Risk from small balance sheet mismatches is accepted if managed within set risk limits. Risk exposures are measured in terms of potential changes in capital ratios, due to foreign exchange rate movements, determined to represent a specified likelihood of occurrence based on internal models.
Liquidity Risk Management Strategy

Global liquidity management policies and procedures are designed to provide adequate liquidity to cover cash and collateral obligations as they come due, and to sustain and grow operations in both normal and stressed conditions. They reflect legal, regulatory, tax, operational or economic impediments to inter-entity funding. The asset mix of our balance sheet takes into account the need to hold adequate unencumbered and appropriate liquid assets to satisfy the requirements arising under stressed scenarios and to allow our liquidity ratios to remain strong. We manage liquidity centrally and closely monitor the liquidity positions of our principal subsidiaries.

We seek to mitigate liquidity risk by diversifying our business across different products, markets, geographical regions and policyholders. We design insurance products to encourage policyholders to maintain their policies in-force,
to help generate a diversified and stable flow of recurring premium income. We design the policyholder termination features of our wealth management products and related investment strategies with the goal of mitigating the financial exposure and liquidity risk related to unexpected policyholder terminations. We establish and implement investment strategies intended to match the term profile of the assets to the liabilities they support, taking into account the potential for unexpected policyholder terminations and resulting liquidity needs. Liquid assets represent a large portion of our total assets. We aim to reduce liquidity risk in our businesses by diversifying our funding sources and appropriately managing the term structure of our funding. We forecast and monitor daily operating liquidity and cash movements in various individual entities and operations as well as centrally, aiming to ensure liquidity is available and cash is employed optimally.

We also maintain centralized cash pools and access to other sources of liquidity and contingent liquidity such as repurchase funding agreements. Our centralized cash pool consists of cash or near-cash, high quality short-term investments that are continually monitored for their credit quality and market liquidity.

As at December 31, 2021, the Company held $268.4 billion in cash and cash equivalents, comprised of cash on deposit, Canadian and U.S. Treasury Bills and high quality short-term investments, and marketable assets comprised of investment grade government and agency bonds, investment grade corporate bonds, investment grade securitized instruments, publicly traded common stocks and preferred shares, compared with $262.9 billion as at December 31, 2020 as noted in the table below.

As at December 31, ($ millions, unless otherwise stated)	2021	2020
Cash and cash equivalents	$22,594	$26,167
Marketable assets
Government bonds (investment grade)	77,743	79,511
Corporate bonds (investment grade)	138,479	131,930
Securitized — ABS, CMBS, RMBS (investment grade)	2,892	2,989
Public equities	26,706	22,294
Total marketable assets	245,820	236,724
Total cash and cash equivalents and marketable assets (1)	$268,414	$262,891

(1)	Including $6.6 billion encumbered cash and cash equivalents and marketable assets as at December 31, 2021 (2020 – $6.8 billion).

We have established a variety of contingent liquidity sources. These include a $500 million committed unsecured revolving credit facility with certain Canadian chartered banks available for MFC, and a US$500 million committed unsecured revolving credit facility with certain U.S. banks available for MFC and certain of its U.S. subsidiaries. There were no outstanding borrowings under these facilities as of December 31, 2021 (2020 – nil). In addition, John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a member of the Federal Home Loan Bank of Indianapolis (“FHLBI”), which enables the company to obtain loans from FHLBI as an alternative source of liquidity that is collateralizable by qualifying mortgage loans, mortgage-backed securities and U.S. Treasury and Agency securities. As of December 31, 2021, JHUSA had an estimated maximum borrowing capacity of US$4.4 billion (2020 – US$4.8 billion) based on regulatory limitations with an outstanding balance of US$500 million (2020 – US$500 million), under the FHLBI facility.

The following table outlines the maturity of the Company’s significant financial liabilities.
Maturity of financial liabilities
(1)

As at December 31, 2021 ($ millions)	Less than 1 year	1 to 3 years	3 to 5 years	Over 5 years	Total
Long-term debt	$–	$–	$1,605	$3,277	$4,882
Capital instruments	–	579	–	6,401	6,980
Derivatives	294	387	379	8,978	10,038
Deposits from bank clients (2)	16,091	2,593	2,036	–	20,720
Lease liabilities	89	116	50	70	325

(1)
The amounts shown above are net of the related unamortized deferred issue costs.
(2)

Carrying value and fair value of deposits from Bank clients as at December 31, 2021 was $20,720 million and $20,746

million, respectively (2020 – $20,889 million and $21,085 million, respectively). Fair value is determined by discounting contractual cash flows, using market interest rates currently offered for deposits with similar terms and conditions. All deposits from Bank clients were categorized in Level 2 of the fair value hierarchy (2020 – Level 2).

Through the normal course of business, pledging of assets is required to comply with jurisdictional regulatory and other requirements including collateral pledged to partially mitigate derivative counterparty credit risk, assets pledged to exchanges as initial margin and assets held as collateral for repurchase funding agreements. Total unencumbered assets were $502.4 billion as at December 31, 2021 (2020 – $496.8 billion).

Market Risk Sensitivities and Market Risk Exposure Measures
Variable Annuity and Segregated Fund Guarantees Sensitivities and Risk Exposure Measures

Guarantees on variable annuity products and segregated funds may include one or more of death, maturity, income and withdrawal guarantees. Variable annuity and segregated fund guarantees are contingent and only payable upon the occurrence of the relevant event, if fund values at that time are below guaranteed values. Depending on future equity market levels, liabilities on current in-force
business would be due primarily in the period from 2022 to 2042.

We seek to mitigate a portion of the risks embedded in our retained (i.e. net of reinsurance) variable annuity and segregated fund guarantee business through the combination of our dynamic and macro hedging strategies (see “Publicly Traded Equity Performance Risk” below).

The table below shows selected information regarding the Company’s variable annuity and segregated fund investment-related guarantees gross and net of reinsurance.

Variable annuity and segregated fund guarantees, net of reinsurance
(1)

As at December 31, ($ millions)	2021 (2)			2020 (2)
	Guarantee value (2)	Fund value	Net amount at risk (2),(3),(4)	Guarantee value (2)	Fund value	Net amount at risk (2),(3),(4)

Guaranteed minimum income benefit	$4,419	$3,603	$918	$4,555	$3,642	$1,064
Guaranteed minimum withdrawal benefit	39,098	41,809	2,233	42,570	44,075	3,128
Guaranteed minimum accumulation benefit	19,820	20,226	12	18,463	18,945	8
Gross living benefits (5)	63,337	65,638	3,163	65,588	66,662	4,200
Gross death benefits (6)	11,105	22,920	618	10,652	19,548	710
Total gross of reinsurance	74,442	88,558	3,781	76,240	86,210	4,910
Living benefits reinsured	3,788	3,102	771	3,917	3,157	895
Death benefits reinsured	639	547	253	685	534	282
Total reinsured	4,427	3,649	1,024	4,602	3,691	1,177
Total, net of reinsurance	$70,015	$84,909	$2,757	$71,638	$82,519	$3,733

(1)
 The table is not adjusted for the announced U.S. variable annuity reinsurance transaction.
(2)
Guaranteed Value and Net Amount at Risk in respect of guaranteed minimum withdrawal business in Canada and the U.S. have been updated in 2021 to reflect the time value of money of these claims. This methodology change also had a minor impact on the allocation of fund values between living benefits and death benefits. See footnotes 5 and 6. Values at December 31, 2020 have been restated to reflect this revised methodology.
(3)

Amount at risk
(in-the-money
amount) is the excess of guarantee values over fund values on all policies where the guarantee value exceeds the fund value. For guaranteed minimum death benefit, the amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance and assumes that all claims are immediately payable. In practice, guaranteed death benefits are contingent and only payable upon the eventual death of policyholders if fund values remain below guarantee values. For guaranteed minimum withdrawal benefit, the amount at risk assumes that the benefit is paid as a lifetime annuity commencing at the earliest contractual income start age. These benefits are also contingent and only payable at scheduled maturity/income start dates in the future, if the policyholders are still living and have not terminated their policies and fund values remain below guarantee values. For all guarantees, the amount at risk is floored at zero at the single contract level.
(4)
The amount at risk net of reinsurance at December 31, 2021 was $2,757 million (2020 – $3,733 million) of which: US$1,336 million (2020 – US$1,839 million) was on our U.S. business, $886 million (2020 – $1,159 million) was on our Canadian business, US$53 million (2020 – US$71 million) was on our Japan business and US$87 million (2020 – US$111 million) was related to Asia (other than Japan) and our run-off
reinsurance business.
(5)
Where a policy includes both living and death benefits, the guarantee in excess of the living benefit is included in the death benefit category as outlined in footnote 6.
(6)
Death benefits include standalone guarantees and guarantees in excess of living benefit guarantees where both death and living benefits are provided on a policy.

Investment categories for variable contracts with guarantees

Variable contracts with guarantees, including variable annuities and variable life, are invested, at the policyholder’s discretion subject to contract limitations, in various fund types within the segregated fund accounts and other investments. The account balances by investment category are set out below.

As at December 31, ($ millions) Investment category	2021	2020
Equity funds	$52,528	$47,348
Balanced funds	43,783	42,414
Bond funds	10,965	11,944
Money market funds	1,844	2,113
Other fixed interest rate investments	1,917	1,992
Total	$111,037	$105,811
Caution Related to Sensitivities

In the sections that follow, we provide sensitivities and risk exposure measures for certain risks. These include sensitivities due to specific changes in market prices and interest rate levels projected using internal models as at a specific date and are measured relative to a starting level reflecting the Company’s assets and liabilities at that date and the actuarial factors, investment activity and investment returns assumed in the determination of policy liabilities. The risk exposures measure the impact of changing one factor at a time and assume that all other factors remain unchanged. Actual results can differ significantly from these estimates for a variety of reasons including the interaction among these factors when more than one changes; changes in actuarial and investment return and future investment activity assumptions; actual experience differing from the assumptions, changes in business mix, effective tax rates and other market factors; and the general limitations of our internal models. For these reasons, the sensitivities should only be viewed as directional estimates of the underlying sensitivities for the respective factors based on the assumptions outlined below. Given the nature of these calculations, we cannot provide assurance that the actual impact on net income attributed to shareholders or on MLI’s LICAT ratio will be as indicated. Market movements affect LICAT capital sensitivities both through income and other components of the regulatory capital framework. For example, LICAT is affected by changes to other comprehensive income.

Publicly Traded Equity Performance Risk Sensitivities and Exposure Measures
As outlined above, we have net exposure to equity risk through asset and liability mismatches; our variable annuity guarantee dynamic hedging strategy is not designed to completely offset the sensitivity of policy liabilities to all risks associated with the guarantees embedded in these products. The macro hedging strategy is designed to mitigate public equity risk arising from variable annuity guarantees not dynamically hedged and from other unhedged exposures in our insurance liabilities.
Changes in public equity prices may impact other items including, but not limited to, asset-based fees earned on assets under management and administration or policyholder account value, and estimated profits and amortization of deferred policy acquisition and other costs. These items are not hedged.

The table below shows the potential impact on net income attributed to shareholders resulting from an immediate 10%, 20% and 30% change in market values of publicly traded equities followed by a return to the expected level of growth assumed in the valuation of policy liabilities. If market values were to remain flat for an entire year, the potential impact would be roughly equivalent to an immediate decline in market values equal to the expected level of annual growth assumed in the valuation of policy liabilities. Further, if after market values dropped 10%, 20% or 30%, they continued to decline, remained flat, or grew more slowly than assumed in the valuation the potential impact on net income attributed to shareholders could be considerably more than shown. Refer to “Sensitivity of Earnings to Changes in Assumptions” for more information on the level of growth assumed and on the net income sensitivity to changes in these long-term assumptions. The potential impact is shown after taking into account the impact of the change in markets on the hedge assets. While we cannot reliably estimate the amount of the change in dynamically hedged variable annuity guarantee liabilities that will not be offset by the profit or loss on the dynamic hedge assets, we make certain assumptions for the purposes of estimating the impact on net income attributed to shareholders.

This estimate assumes that the performance of the dynamic hedging program would not completely offset the gain/loss from the dynamically hedged variable annuity guarantee liabilities. It assumes that the hedge assets are based on the actual position at the period end, and that equity hedges in the dynamic program are rebalanced at 5% intervals. In addition, we assume that the macro hedge assets are rebalanced in line with market changes.

It is also important to note that these estimates are illustrative, and that the dynamic and macro hedging programs may underperform these estimates, particularly during periods of high realized volatility and/or periods where both interest rates and equity market movements are unfavourable.

The Standards of Practice for the valuation of insurance contract liabilities and guidance published by the CIA constrain the investment return assumptions for public equities and certain ALDA assets based on historical return benchmarks for public equities. The potential impact on net income attributed to shareholders does not take into account possible changes to investment return assumptions resulting from the impact of declines in public equity market values on these historical return benchmarks.

Potential immediate impact on net income attributed to shareholders arising from changes to public equity returns
(1),(2),(3)

As at December 31, 2021 ($ millions)	-30%	-20%	-10%	+10%	+20%	+30%
Underlying sensitivity to net income attributed to shareholders (4)
Variable annuity guarantees	$(2,560)	$(1,480)	$(630)	$440	$750	$960
General fund equity investments (5)	(1,430)	(890)	(440)	450	880	1,320
Total underlying sensitivity before hedging	(3,990)	(2,370)	(1,070)	890	1,630	2,280
Impact of macro and dynamic hedge assets (6)	2,060	1,190	500	(470)	(820)	(1,110)
Net potential impact on net income attributed to shareholders after impact of hedging	$(1,930)	$(1,180)	$(570)	$420	$810	$1,170

As at December 31, 2020 ($ millions)	-30%	-20%	-10%	+10%	+20%	+30%
Underlying sensitivity to net income attributed to shareholders (4)
Variable annuity guarantees	$(3,150)	$(1,850)	$(800)	$600	$1,040	$1,350
General fund equity investments (5)	(1,350)	(840)	(410)	380	760	1,130
Total underlying sensitivity before hedging	(4,500)	(2,690)	(1,210)	980	1,800	2,480
Impact of macro and dynamic hedge assets (6)	2,420	1,410	600	(620)	(1,110)	(1,480)
Net potential impact on net income attributed to shareholders after impact of hedging	$(2,080)	$(1,280)	$(610)	$360	$690	$1,000

(1)
See “Caution Related to Sensitivities” above.
(2)
The tables above show the potential impact on net income attributed to shareholders resulting from an immediate 10%, 20% and 30% change in market values of publicly traded equities followed by a return to the expected level of growth assumed in the valuation of policy liabilities, excluding impacts from asset-based fees earned on assets under management and policyholder account value.
(3)
Please refer to “Sensitivity of Earnings to Changes in Assumptions” section below for more information on the level of growth assumed and on the net income sensitivity to changes in these long-term assumptions.
(4)
Defined as earnings sensitivity to a change in public equity markets including settlements on reinsurance contracts, but before the offset of hedge assets or other risk mitigants.
(5)
This impact for general fund equity investments includes general fund investments supporting our policy liabilities, investment in seed money investments (in segregated and mutual funds made by Corporate and Other segment) and the impact on policy liabilities related to the projected future fee income on variable universal life and other unit linked products. The impact does not include: (i) any potential impact on public equity weightings; (ii) any gains or losses on AFS public equities held in the Corporate and Other segment; or (iii) any gains or losses on public equity investments held in Manulife Bank. The participating policy funds are largely self-supporting and generate no material impact on net income attributed to shareholders as a result of changes in equity markets.
(6)
Includes the impact of rebalancing equity hedges in the macro and dynamic hedging program. The impact of dynamic hedge rebalancing represents the impact of rebalancing equity hedges for dynamically hedged variable annuity guarantee best estimate liabilities at
5
% intervals but does not include any impact in respect of other sources of hedge ineffectiveness (e.g. fund tracking, realized volatility and equity, interest rate correlations different from expected among other factors).

The following table shows the potential impact to MLI’s LICAT ratio resulting from changes in public equity market values.
Potential immediate impact on MLI’s LICAT ratio arising from public equity returns different than the expected returns assumed in the valuation of policy liabilities
(1),(2),(3)

	Impact on MLI’s LICAT ratio
Percentage points	-30%	-20%	-10%	+10%	+20%	+30%
December 31, 2021	(1)	–	–	–	1	–
December 31, 2020	(3)	(1)	(1)	–	–	(1)

(1)
See “Caution Related to Sensitivities” above. In addition, estimates exclude changes to the net actuarial gains/losses with respect to the Company’s pension obligations as a result of changes in equity markets, as the impact on the quoted sensitivities is not considered to be material.

(2)
The potential impact is shown assuming that the change in value of the hedge assets does not completely offset the change in the dynamically hedged variable annuity guarantee liabilities. The estimated amount that would not be completely offset relates to our practices of not hedging the provisions for adverse deviation and of rebalancing equity hedges for dynamically hedged variable annuity liabilities at 5% intervals.

(3)
OSFI rules for segregated fund guarantees reflect full capital impacts of shocks over 20 quarters within a prescribed range. As such, the deterioration in equity markets could lead to further increases in capital requirements after the initial shock.

Interest Rate and Spread Risk Sensitivities and Exposure Measures

At December 31, 2021, we estimated the sensitivity of our net income attributed to shareholders to a 50 basis point parallel decline in interest rates to be a charge of $200 million, and to a 50 basis point parallel increase in interest rates to be neutral.

The table below shows the potential impact on net income attributed to shareholders from a 50 basis point parallel move in interest rates. This includes a change of 50 basis points in current government, swap and corporate rates for all maturities across all markets with no change in credit spreads between government, swap and corporate rates, and with a floor of zero on government rates where government rates are not currently negative (currently zero floor applies to all countries we operate in except Japan), relative to the rates assumed in the valuation of policy liabilities, including embedded derivatives. For variable annuity guarantee liabilities that are dynamically hedged, it is assumed that interest rate hedges are rebalanced at 20 basis point intervals.

As the sensitivity to a 50 basis point change in interest rates includes any associated change in the applicable reinvestment scenarios, the impact of changes to interest rates for less than, or more than 50 basis points is unlikely to be linear. Furthermore, our sensitivities are not consistent across all regions in which we operate, and the impact of yield curve changes will vary depending upon the geography where the change occurs. Reinvestment assumptions used in the valuation of policy liabilities tend to amplify the negative effects of a decrease in interest rates and dampen the positive effects of interest rate increases. This is because the reinvestment assumptions used in the valuation of our insurance liabilities are based on interest rate scenarios and calibration criteria set by the ASB. Therefore, in any particular quarter, changes to the reinvestment assumptions are not fully aligned to changes in current market interest rates especially when there is a significant change in the shape of the interest rate curve. As a result, the impact from non-parallel
movements may be materially different from the estimated impact of parallel movements. For example, if long-term interest rates increase more than short-term interest rates (sometimes referred to as a steepening of the yield curve) in North America, the decrease in the value of our swaps may be greater than the decrease in the value of our insurance liabilities. This could result in a charge to net income attributed to shareholders in the short-term even though the rising and steepening of the yield curve, if sustained, may have a positive long-term economic impact.

The interest rate and spread risk sensitivities are determined in isolation of each other and therefore do not reflect the combined impact of changes in government rates and credit spreads between government, swap and corporate rates occurring simultaneously. As a result, the impact of the summation of each individual sensitivity may be materially different from the impact of sensitivities to simultaneous changes in interest rate and spread risk.

The potential impact on net income attributed to shareholders does not take into account any future potential changes to our URR assumptions or calibration criteria for stochastic risk-free rates. In June 2021, the ASB issued a new promulgation with reductions to the URR and updates to the calibration criteria for stochastic risk-free rates. The updated standard included a reduction of 15 basis points in the URR and a corresponding change to stochastic risk-free rate modeling and was effective October 15, 2021. At December 31, 2021, we estimated the sensitivity of our net income attributed to shareholders to a 10 basis point reduction in the URR in all geographies, and a corresponding change to stochastic risk-free modeling, to be a charge of $350 million
(post-tax);
and note that the impact of changes to the URR are not linear. The long-term URR for risk-free rates in Canada is prescribed at 2.9% and we use the same assumption for the U.S. Our assumption for Japan is 1.5%.

The potential impact on net income attributable to shareholders does not take into account other potential impacts of lower interest rate levels, for example, increased strain on the sale of new business or lower interest earned on our surplus assets. The impact on net income attributed to shareholders also does not reflect any unrealized gains or losses on AFS fixed income assets held in our Corporate and Other segment. Changes in the market value of these assets may provide a natural economic offset to the interest rate risk arising from our product liabilities. In order for there to also be an accounting offset, the Company would need to realize a portion of the AFS fixed income asset unrealized gains or losses. It is not certain we would realize any of the unrealized gains or losses available.

The impact does not reflect any potential effect of changing interest rates to the value of our ALDA assets. Rising interest rates could negatively impact the value of our ALDA assets (see “Critical Actuarial and Accounting Policies – Fair Value of Invested Assets”, below). More information on ALDA can be found under the section “Alternative Long-Duration Asset Performance Risk Sensitivities and Exposure Measures”, below.

Under LICAT, changes in unrealized gains or losses in our AFS bond portfolio resulting from interest rate shocks tend to dominate capital sensitivities. As a result, the reduction in interest rates improves LICAT ratios and vice-versa.

The following table shows the potential impact on net income attributed to shareholders as well as the change in the market value of AFS fixed income assets held in our Corporate and Other segment, which could be realized through the sale of these assets.

Potential impact on net income attributed to shareholders and MLI’s LICAT ratio of an immediate parallel change in interest rates relative to rates assumed in the valuation of policy liabilities
(1),(2),(3),(4)

	2021			2020
As at December 31,	-50bp	+50bp		-50bp		+50bp
Net income attributed to shareholders ($ millions)	$(200)	$	nil	$	nil	$(100)
Changes in other comprehensive income from fair value changes in AFS fixed income assets held in the Corporate and Other segment ($ millions)	2,100		(1,900)		2,100	(1,900)

MLI’s LICAT ratio (change in percentage points) (5)	5		(4)		8	(7)

(1)
See “Caution Related to Sensitivities” above. In addition, estimates exclude changes to the net actuarial gains/losses with respect to the Company’s pension obligations as a result of changes in interest rates, as the impact on the quoted sensitivities is not considered to be material.
(2)
Includes guaranteed insurance and annuity products, including variable annuity contracts as well as adjustable benefit products where benefits are generally adjusted as interest rates and investment returns change, a portion of which have minimum credited rate guarantees. For adjustable benefit products subject to minimum rate guarantees, the sensitivities are based on the assumption that credited rates will be floored at the minimum.
(3)
The amount of gain or loss that can be realized on AFS fixed income assets held in the Corporate and Other segment will depend on the aggregate amount of unrealized gain or loss.
(4)
Sensitivities are based on projected asset and liability cash flows and the impact of realizing fair value changes in AFS fixed income is based on the holdings at the end of the period.

(5) LICAT impacts include realized and unrealized fair value changes in AFS fixed income assets. LICAT impacts do not reflect the impact of the scenario switch discussed below.

The following tables show the potential impact on net income attributed to shareholders resulting from a change in corporate spreads and swap spreads over government bond rates for all maturities across all markets with a floor of zero on the total interest rate, relative to the spreads assumed in the valuation of policy liabilities.
Potential impact on net income attributed to shareholders and MLI’s LICAT ratio arising from changes to corporate spreads and swap spreads relative to spreads assumed in the valuation of policy liabilities
(1),(2),(3)

Corporate spreads (4),(5)	2021		2020
As at December 31,	-50bp	+50bp	-50bp	+50bp
Net income attributed to shareholders ($ millions) (6)	$(600)	$500	$(1,000)	$900
MLI’s LICAT ratio (change in percentage points) (7)	(3)	4	(4)	4

Swap spreads	2021		2020
As at December 31,	-20bp	+20bp	-20bp	+20bp
Net income attributed to shareholders ($ millions)	$ nil	$ nil	$ nil	$ nil
MLI’s LICAT ratio (change in percentage points) (7)	n il	nil	nil	nil

(1)
See “Caution Related to Sensitivities” above.
(2)
The impact on net income attributed to shareholders assumes no gains or losses are realized on our AFS fixed income assets held in the Corporate and Other segment and excludes the impact of changes in segregated fund bond values due to changes in credit spreads. The participating policy funds are largely self-supporting and generate no material impact on net income attributed to shareholders as a result of changes in corporate and swap spreads.
(3)
Sensitivities are based on projected asset and liability cash flows.
(4)
Corporate spreads are assumed to grade to the long-term average over five years.
(5)
As the sensitivity to a 50 basis point decline in corporate spreads includes the impact of a change in deterministic reinvestment scenarios where applicable, the impact of changes to corporate spreads for less than, or more than, the amounts indicated are unlikely to be linear.
(6)
The sensitivity on net income attributed to shareholders due to changes in corporate spreads decreased significantly as at December 31, 2021 compared with December 31, 2020, as the rise in risk-free interest rates reduced projected reinvestments in the actuarial valuation models.

(7)
LICAT impacts include realized and unrealized fair value change in AFS fixed income assets. Under LICAT, spread movements are determined from a selection of investment grade bond indices with BBB and better bonds for each jurisdiction. For LICAT, we use the following indices: FTSE TMX Canada All Corporate Bond Index, Barclays USD Liquid Investment Grade Corporate Index, and
Nomura-BPI
(Japan). LICAT impacts presented for corporate spreads do not reflect the impact of the scenario switch discussed below.

Swap spreads remain at low levels, and if they were to rise, this could generate material charges to net income attributed to shareholders.
LICAT Scenario Switch
Typically, a reduction in interest rates improves LICAT ratios and vice-versa. However, when interest rates decline past a certain threshold, reflecting the combined movement in risk-free rates and corporate spreads, a different prescribed interest rate stress scenario needs to be taken into account in the LICAT ratio calculation in accordance with OSFI guidelines for LICAT.
The LICAT guideline specifies four stress scenarios for interest rates and prescribes the methodology to determine the most adverse scenario to apply for each LICAT geographic region
1
based on current market inputs and the Company’s balance sheet.
We estimate the potential impact of a switch in the scenarios would be approximately a one-time
seven percentage point decrease in MLI’s LICAT ratio. Should a scenario switch be triggered in a LICAT geographic region, the full impact would be reflected immediately for non-participating
products while the impact for participating products would be reflected over six quarters using a rolling average of interest rate risk capital, in line with the smoothing approach prescribed in the OSFI Advisory effective January 1, 2021.
The potential negative impact of a switch in scenarios is not reflected in the stated risk-free rate and corporate spread sensitivities, as it is a one-time
impact. After this
one-time
event, further decreases in risk-free interest rates would continue to improve the LICAT capital position, similar to the sensitivity above.
The level of interest rates and corporate spreads that would trigger a switch in the scenarios is dependent on market conditions and movements in the Company’s asset and liability position. The scenario switch, if triggered, could reverse in response to subsequent increases in interest rates and/or corporate spreads.
Alternative Long-Duration Asset Performance Risk Sensitivities and Exposure Measures

The following table shows the potential impact on net income attributed to shareholders resulting from an immediate 10% change in market values of ALDA followed by a return to the expected level of growth assumed in the valuation of policy liabilities. If market values were to remain flat for an entire year, the potential impact would be roughly equivalent to an immediate decline in market values equal to the expected level of annual growth assumed in the valuation of policy liabilities. Further, if after market values dropped 10% they continued to decline, remained flat, or grew more slowly than assumed in the valuation of policy liabilities, the potential impact on net income attributed to shareholders could be considerably more than shown. Refer to “Sensitivity of Earnings to Changes in Assumptions” below, for more information on the level of growth assumed and on the net income sensitivity to changes in these long-term assumptions.

ALDA includes commercial real estate, timber and farmland real estate, infrastructure, and private equities, some of which relate to oil and gas.

1	LICAT geographic locations include North America, the United Kingdom, Europe, Japan, and Other Region.

Potential impact on net income attributed to shareholders and MLI LICAT ratio arising from changes in ALDA returns relative to returns assumed in the valuation of policy liabilities
(1),(2),(3),(4),(5),(6)

As at December 31, ($ millions)	2021		2020
	-10%	+10%	-10%	+10%
Net income attributed to shareholders

Real estate, agriculture and timber assets	$(1,400)	$1,400	$ (1,600)	$1,400
Private equities and other ALDA	(1,900)	1,800	(2,000)	1,900
Total	$(3,300)	$3,200	$ (3,600)	$3,300
MLI’s LICAT ratio (change in percentage points)	(4)	3	(5)	4

(1)
See “Caution Related to Sensitivities” above.
(2)
This impact is calculated as at a
point-in-time
impact and does not include: (i) any potential impact on ALDA weightings or (ii) any gains or losses on ALDA held in the Corporate and Other segment.
(3)
The participating policy funds are largely self-supporting and generate no material impact on net income attributed to shareholders as a result of changes in ALDA returns. For some classes of ALDA, where there is not an appropriate long-term benchmark available, the return assumptions used in valuation are not permitted by the Standards of Practice and CIA guidance to result in a lower reserve than an assumption based on a historical return benchmark for public equities in the same jurisdiction.
(4)
Net income impact does not consider any impact of the market correction on assumed future return assumptions.
(5)
Please refer to “Sensitivity of Earnings to Changes in Assumptions” section below for more information on the level of growth assumed and on the net income sensitivity to changes in these long-term assumptions.
(6)
The impact of changes to the portfolio asset mix supporting our North American legacy businesses are reflected in the sensitivities when the changes take place.

Foreign Exchange Risk Sensitivities and Exposure Measures

We generally match the currency of our assets with the currency of the insurance and investment contract liabilities they support, with the objective of mitigating risk of loss arising from foreign exchange rate changes. As at December 31, 2021, we did not have a material unmatched currency exposure.

The following table shows the potential impact on core earnings of a 10% change in the value of the Canadian dollar relative to our other key operating currencies.
Potential impact on core earnings of changes in foreign exchange rates
(1),(2)

	2021		2020
As at December 31, ($ millions)	+10% strengthening	-10% weakening	+10% strengthening	-10% weakening
10% change in the Canadian dollar relative to the U.S. dollar and the Hong Kong dollar	$ (400)	$400	$ (390)	$390
10% change in the Canadian dollar relative to the Japanese yen	(40)	40	(40)	40

(1)	This item is a non-GAAP financial measure. See “Non-GAAP and Other Measures” below for more information.
(2)	See “Caution Related to Sensitivities” above.
LICAT regulatory ratios are also sensitive to the fluctuations in the Canadian dollar relative to our other key operating currencies. The direction and materiality of this sensitivity varies across various capital metrics.
Liquidity Risk Exposure Strategy

We manage liquidity levels of the consolidated group and key subsidiaries against established thresholds. These thresholds are based on liquidity stress scenarios over different time horizons.

Increased use of derivatives for hedging purposes has necessitated greater emphasis on measurement and management of contingent liquidity risk related to these instruments, in particular the movement of
“over-the-counter”
derivatives to central clearing in the U.S. and Japan places an emphasis on cash as the primary source of liquidity as opposed to security holdings. The market value of our derivative portfolio is therefore regularly stress tested to assess the potential collateral and cash settlement requirements under various market conditions.

Manulife Bank (the “Bank”) has a standalone liquidity risk management framework. The framework includes stress testing, cash flow modeling, a funding plan and a contingency plan. The Bank has an established securitization infrastructure which enables the Bank to access a range of funding and liquidity sources. The Bank models extreme but plausible stress scenarios that demonstrate that the Bank has a sufficient pool of highly liquid money market securities and holdings of sovereign bonds, near-sovereign bonds and other liquid marketable securities, which when combined with the Bank’s capacity to securitize residential mortgage assets provides sufficient liquidity to meet potential requirements under these stress scenarios.
Similarly, Global WAM has a standalone liquidity risk management framework for the business managing assets or manufacturing investment products for third-party clients. We maintain fiduciary standards to ensure that client and regulatory expectations are met in relation to the liquidity risks taken within each investment. Additionally, we regularly monitor and review the liquidity of our investment products as part of our ongoing risk management practices.